EXHIBIT 99.7

Accrued Interest Date:                                 Collection Period Ending:
25-Nov-02                                                             30-Nov-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
26-Dec-02                                                                     7

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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,070,960,944
     Reserve Account                                                       $14,017,630       $21,419,219
     Yield Supplement Overcollateralization                                 $6,397,885        $4,930,744
     Class A-1 Notes                                                      $311,000,000                $0
     Class A-2 Notes                                                      $358,426,000      $340,091,053
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                  $1,114,832,317
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $24,000,982
               Receipts of Pre-Paid Principal                              $19,154,189
               Liquidation Proceeds                                           $430,086
               Principal Balance Allocable to Gross Charge-offs               $286,116
          Total Receipts of Principal                                      $43,871,373

          Interest Distribution Amount
               Receipts of Interest                                         $5,653,339
               Servicer Advances                                              $363,306
               Reimbursement of Previous Servicer Advances                          $0
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                      $15,613
               Net Investment Earnings                                         $25,559
          Total Receipts of Interest                                        $6,057,816

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $49,643,074

     Ending Receivables Outstanding                                     $1,070,960,944

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                $1,497,149
     Current Period Servicer Advance                                          $363,306
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                  $1,860,454

Collection Account
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     Deposits to Collection Account                                        $49,643,074
     Withdrawals from Collection Account
          Servicing Fees                                                      $929,027
          Class A Noteholder Interest Distribution                          $3,235,585
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $43,672,360
          Reserve Account Deposit                                                   $0
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                $1,693,311
     Total Distributions from Collection Account                           $49,643,074




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Nov-02                                                             30-Nov-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
26-Dec-02                                                                     7

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Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
          Release from Reserve Account                                        $877,427
          Release from Collection Account                                   $1,693,311
     Total Excess Funds Released to the Depositor                           $2,570,739

Note Distribution Account
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     Amount Deposited from the Collection Account                          $47,020,736
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $47,020,736

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                       $25,337,413                $0         $81.47        0.00%
     Class A-2 Notes                                                       $18,334,947      $340,091,053         $51.15       94.88%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                           $41,673             $0.13
     Class A-2 Notes                                                          $845,288             $2.36
     Class A-3 Notes                                                        $1,414,800             $3.17
     Class A-4 Notes                                                          $933,824             $3.72
     Class B Notes                                                            $112,791             $4.04



Carryover Shortfalls
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                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        51,380            50,150
     Weighted Average Remaining Term                                             46.42             45.50
     Weighted Average Annual Percentage Rate                                     6.48%             6.47%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                         $976,180,481            91.15%
          1-29 days                                                        $79,892,259             7.46%
          30-59 days                                                       $11,644,751             1.09%
          60-89 days                                                        $2,134,954             0.20%
          90-119 days                                                         $529,670             0.05%
          120-149 days                                                        $578,828             0.05%
          Total                                                         $1,070,960,944           100.00%
          Delinquent Receivables +30 days past due                         $14,888,204             1.39%

Accrued Interest Date:                                 Collection Period Ending:
25-Nov-02                                                             30-Nov-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
26-Dec-02                                                                     7

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     Write-offs
          Gross Principal Write-Offs for Current Period                       $286,116
          Recoveries for Current Period                                        $15,613
          Net Write-Offs for Current Period                                   $270,503

          Cumulative Realized Losses                                          $709,681


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                  $1,423,770                57
          Ending Period Repossessed Receivables Balance                     $1,639,775                64
          Principal Balance of 90+ Day Repossessed Vehicles                   $152,951                 4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $5,129,757
     Beginning Period Amount                                                $5,129,757
     Ending Period Required Amount                                          $4,930,744
     Current Period Release                                                   $199,013
     Ending Period Amount                                                   $4,930,744
     Next Distribution Date Required Amount                                 $4,735,332

Reserve Account
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     Beginning Period Required Amount                                      $22,296,646
     Beginning Period Amount                                               $22,296,646
     Net Investment Earnings                                                   $25,559
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                      $877,427
     Ending Period Required Amount                                         $21,419,219
     Ending Period Amount                                                  $21,419,219

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